November 1, 2023

BNY MELLON INVESTMENT FUNDS I

̶ BNY MELLON GLOBAL FIXED INCOME FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Brendan Murphy, CFA, Scott Zaleski, CFA, Nathaniel Hyde, CFA, Adam Whiteley, CFA and Harvey Bradley, CFA are the fund's primary portfolio managers. Mr. Murphy is Head of Fixed Income, North America, at INA and has been a primary portfolio manager of the fund since May 2011. Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA and has been a primary portfolio manager of the fund since February 2018. Mr. Hyde is a portfolio manager at INA and has been a primary portfolio manager of the fund since September 2022. Mr. Whiteley is Head of Global Credit at Insight Investment Management (Global) Limited (Insight UK), an affiliate of INA, and has been a primary portfolio manager of the fund since October 2023. Mr. Bradley is a portfolio manager at Insight UK and has been a primary portfolio manager of the fund since October 2023. Messrs. Whiteley and Bradley are treated as "associated persons" of INA under the Investment Advisers Act of 1940, as amended, for purposes of providing investment advice with respect to the fund pursuant to a participating affiliate agreement between INA and Insight UK.

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The following information supersedes and replaces the information in the third and fourth paragraphs in the section "Fund Details – Management" in the prospectus:

BNYM Investment Adviser has engaged its affiliate, Insight North America LLC, to serve as the fund's sub-adviser. INA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of June 30, 2023, INA had approximately $132 billion of assets under management. (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.) INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the fund's assets. Certain personnel of Insight UK, an affiliate of BNYM Investment Adviser and INA, are treated as "associated persons" of INA under the Investment Advisers Act of 1940, as amended, for purposes of providing investment advice with respect to the fund pursuant to a participating affiliate agreement between INA and Insight UK. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and INA is available in the fund's semi-annual report for the six-month period ended June 30, 2023.

Brendan Murphy, CFA, Scott Zaleski, CFA, Nathaniel Hyde, CFA, Adam Whiteley, CFA and Harvey Bradley, CFA are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Mr. Murphy is Head of Fixed Income, North America, at INA and has been a primary portfolio manager of the fund since May 2011. He has been employed by INA or a predecessor company of INA since 2005. Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA and has been a primary portfolio manager of the fund since February 2018. He has been employed by INA or a predecessor company of INA since 2014. Mr. Hyde is a portfolio manager at INA and has been a primary portfolio manager of the fund since September 2022. He has been employed by INA or a predecessor company of INA since 2007. Mr. Whiteley is Head of Global Credit at Insight UK and has been a primary portfolio manager of the fund since October 2023. He has been employed by Insight UK since 2007. Mr. Bradley is a portfolio manager at Insight UK and has been a primary portfolio manager of the fund since October 2023. He has been employed by Insight UK since 2012. Messrs. Whiteley and Bradley are treated as "associated persons" of INA.

6940STK1123

November 1, 2023

BNY MELLON INVESTMENT FUNDS I
- BNY Mellon Global Fixed Income Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Adam Whiteley[1]	0	N/A	4	$894M	23	$4.687B
Harvey Bradley[1]	0	N/A	0	N/A	0	N/A

[1]	Because Messrs. Whiteley and Bradley became primary portfolio managers of BNYMGFIF as of November 1, 2023, their information is as of September 30, 2023.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Adam Whiteley	None	N/A	N/A
Harvey Bradley	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Adam Whiteley	BNYMGFIF[1]	None
Harvey Bradley	BNYMGFIF[1]	None

[1]	Messrs. Whiteley and Bradley became primary portfolio managers of BNYMGFIF as of November 1, 2023, and, as of September 30, 2023, neither owned any shares of the fund.

6940-SAISTK-1123